                                                                    EXHIBIT 99.1

                             UNDERWRITING AGREEMENT


                       CABOT INDUSTRIAL PROPERTIES, L.P.


                  $[    ] of [   ]% Redeemable Notes due 20[  ]



                                                               [         ], 1999

J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
PNC CAPITAL MARKETS, INC.
PRUDENTIAL SECURITIES INCORPORATED
SALOMON SMITH BARNEY INC.
c/o J.P. Morgan Securities Inc.
      60 Wall Street
      New York, New York  10260

Ladies and Gentlemen:

          Cabot Industrial Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), by this agreement (the "Agreement") proposes to issue
 ---------------------                            ---------
and sell to the underwriters named in Schedule II hereto (collectively, the

"Underwriters"), the aggregate principal amount of its debt securities
-------------
identified in Schedule I hereto (the "Securities"), to be issued under an
                                      ----------
indenture dated [           ], 1999 (the "Base Indenture") as supplemented by
                                          --------------
the first supplemental indenture thereto to be dated [         ], 1999 (the

"Supplemental Indenture" and, together with the Base Indenture, the "Indenture")
-----------------------                                              ---------
between Cabot Industrial Trust, Inc., a Maryland real estate investment trust and the sole general partner of the Operating Partnership (the "Company"), the
                                                                -------
Operating Partnership and The Bank of New York, as trustee (the "Trustee").
                                                                 -------

          The Company and the Operating Partnership have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the
                                             ----------
provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a
                                                             --------------
registration statement (the file number of which is set forth in Schedule I hereto) on

Form S-3, relating to certain securities (the "Shelf Securities") to
                                               ----------------
be issued from time to time by the Company or the Operating Partnership, as the case may be. The Operating Partnership also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424")
                                                                     --------
a prospectus supplement specifically relating to the Securities (a "Prospectus
                                                                    ----------
Supplement").  The registration statement as amended to the date of this
----------
Agreement and including any registration statement filed pursuant to Rule 462(B) under the Securities Act (a "Rule 462(B) Registration Statement") is hereinafter
                             ----------------------------------
referred to as the "Registration Statement" and the related prospectus covering
                    ----------------------
the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus as
                                   ----------------
supplemented by any applicable Prospectus Supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to
                                ----------
the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "Preliminary Prospectus") previously filed with the Commission
               ----------------------
pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act that were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or
                    ------------
the date of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

          Each of the Company and the Operating Partnership hereby severally agrees with the Underwriters as follows:

          1. The Operating Partnership hereby agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Operating Partnership, the respective principal amount of Securities set forth opposite such Underwriter's name in
Schedule II hereto at the purchase price set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

          2. The Operating Partnership understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          3. Payment for the Securities shall be made to the Operating Partnership or to its order in immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the fifth Business Day thereafter, as the Underwriters and the Operating Partnership may agree in writing). The time and date of such payment for the Securities are referred to herein as the "Closing Date." Such payment will be made upon delivery to the
               ------------
Underwriters of the Securities registered in such names and in such denominations as the Underwriters shall request not less than two full Business Days prior to the date of delivery, with any transfer taxes payable in connection with transfer to the Underwriters duly paid by the Operating Partnership. As used herein, the term "Business Day" means any day other than a
                                       ------------
day on which banks are permitted or required to be closed in New York City. The Securities will be delivered through the book-entry facilities of The Depository Trust Company ("DTC") and will be made available for inspection by the
                ---
Underwriters at the office of Cahill Gordon & Reindel at 80 Pine Street, New York, New York 10005 not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

          4. (a) The Company and the Operating Partnership, jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the Closing Date that:

               (i) the Company and the Operating Partnership meet the requirements for use of Form S-3 for the sale of the Securities, and the Registration Statement has been declared effective by the Commission;

               (ii) the Registration Statement and the Prospectus, including the financial statements, schedules and related notes included in the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and when any post-effective amendment to the Registration Statement or Rule -462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the "TIA") and will contain all statements required to be
                      ---
     stated therein in accordance with the Securities Act and the TIA. The Prospectus, including the financial statements, schedules and related notes included or incorporated by reference in the Prospectus, as of the date hereof, at the time the Registration Statement became effective, at the Closing Date, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Securities Act and the TIA and will contain all statements required to be stated therein in accordance with the Securities Act and the TIA. On the date the Registration Statement was declared effective, on the date hereof, on the date of filing of any Rule 462(b) Registration Statement and on the Closing Date, no part of the Registration Statement or any amendment did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date the Registration Statement was declared effective, on the date hereof, as of the date of the Prospectus, on the date of filing of any Rule 462(b) Registration Statement and at the Closing Date, the Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If a Rule 462(b) Registration Statement is filed in connection with the offering and sale of the Securities, the Company and the Operating Partnership will have complied or will comply with the requirements of Rule 111 under the Securities Act relating to the payment of filing fees therefor. The foregoing representations and warranties in this Section 4(a)(ii) do not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification under the TIA (the "Form T-1"), and (ii) any
                                                       --------
     statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company or the Operating Partnership by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. Neither the Company nor the Operating Partnership has distributed any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Securities Act (which were disclosed to the Underwriters and the Underwriters' counsel);

               (iii) any Preliminary Prospectus filed pursuant to Rule 424 under the Securities Act and each 462(b) Registration Statement, if any,
     (A) complied or will comply when so filed in all material respects with all applicable provisions of the Securities Act and (B) did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Securities will, at the time of such delivery, be identical in content to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;


               (iv) the documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act comply, or will comply, as the case may be, in all material respects with the Exchange Act, and, when read together with other information included in, and incorporated by reference in, the Prospectus, at the time the Registration Statement became effective, as of the date of the Prospectus and as of the Closing Date, or during the period specified in Section 5(e) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that this representation and warranty shall not apply to the Form
     -------
     T-1 or any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto;

               (v) (A) there are no contracts or other documents required by the Securities Act to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or Prospectus that have not been so filed or described as required; (B) each contract to which either the Company, the Operating Partnership or the Subsidiaries (as defined below) is a party and to which reference is made in the Prospectus or which is filed as an exhibit to the Registration Statement has been duly and validly executed by the Company, the Operating Partnership, or the Subsidiaries, as the case may be, and, to the knowledge of the Company and the Operating Partnership is in full force and effect in all material respects in accordance with its terms, and no such contracts have been assigned by the Company, the Operating Partnership, or the Subsidiaries except as contemplated in the Prospectus; and (C) the Company and the Operating Partnership know of no present situation or condition or fact that would prevent compliance by the Company, the Operating Partnership or the Subsidiaries in all material respects with the terms of any such contract;

               (vi) other than the subsidiaries listed on Exhibit A hereto (the "Subsidiaries"), the Company does not own, beneficially or of record,
           ------------
     any material interest in, or control, any partnership, joint venture, limited liability company, unincorporated association, corporation or other entity;

               (vii)  each of Arthur Andersen LLP, KPMG LLP,
     PricewaterhouseCoopers LLP, which are the accounting firms that certified the financial statements and supporting schedules included in or incorporated by reference in the Registration Statement, is an independent public accountant as required by the Securities Act;

               (viii) the financial statements, supporting schedules and related notes included in, or incorporated by reference in, the Registration Statement and Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial condition of the entity or entities or group presented or included therein, as of the respective dates thereof, and its or their consolidated results of operations and cash flows for the respective periods covered thereby, in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed in the Prospectus and except as the unaudited quarterly financial statements may not contain certain footnote disclosure that would be required under generally accepted accounting principles. The financial information and data included in or incorporated by reference in the Registration Statement and the Prospectus present fairly the information included or incorporated by reference therein and have been prepared on a basis consistent, except as may be noted therein, with that of the financial statements, schedules and notes included or incorporated by reference in the Registration Statement and the

     Prospectus and the books and records of the respective entity or entities or group presented or included therein. Except as otherwise noted in the Prospectus, pro forma financial information included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the American Institute of Certified Public Accountants ("AICPA")
                                                                      -----
     guidelines with respect to pro forma financial information, and includes all adjustments necessary to present fairly the pro forma financial condition of the entities or group presented or included therein at the respective dates indicated and the results of operations and cash flows for the respective periods specified. The Company's and the Operating Partnership's ratio of earnings to fixed charges included in the Prospectus and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. No other financial statements (or schedules) of the Company, the Operating Partnership, any predecessor of the Company and/or the Operating Partnership or any other entity are required by the Act or the Exchange Act to be included in the Registration Statement or the Prospectus;

               (ix) since the respective dates as of which information is given in the Registration Statement and the Prospectus and except as set forth or contemplated therein (A) there has not been any material adverse change in or affecting the business, management, condition (financial or otherwise), results of operations or business prospects of the Operating Partnership, the Company or any of the Subsidiaries, taken as a whole (each, a "Material Adverse Change," and any event or state of facts that
               -----------------------
     could reasonably be expected to result in a Material Adverse Change being herein referred to as a "Prospective Material Adverse Change"); (B) no
                              -----------------------------------
     casualty loss, condemnation or other adverse event with respect to any property owned by the Company, the Operating Partnership or any of the Subsidiaries (collectively, the "Properties") that is material to the
                                      ----------
     Operating Partnership, the Company and the Subsidiaries, taken as a whole, has occurred; (C) neither the Operating Partnership, the Company nor any of the Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Operating Partnership, the Company and the Subsidiaries, taken as a whole; and (D) there has been no change in the capital shares of the Company or the partnership interests of the Operating Partnership, or any increase in the indebtedness of the Company or the Operating Partnership or the indebtedness encumbering the Properties;

               (x) the Company (A) has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with the trust power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and (B) is duly qualified as a foreign trust and is in good standing under the laws of each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on the business, management, condition (financial or otherwise), results of operations or business prospects of the Operating Partnership, the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect");
      -----------------------

               (xi) (A) the Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; (B) the Operating Partnership is duly qualified or registered as a limited partnership and is in good standing under the laws of each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or registered or in good standing would not have a Material Adverse Effect; (C) the Company is the sole general partner of the Operating Partnership and is the holder of a general partnership interest in the Operating Partnership constituting as of the date hereof approximately 92.9% of all general and limited partnership interests (the "Units") and (D) the Second Amended and Restated Agreement of Limited Partnership, dated February 4, 1998, substantially in the form filed as an exhibit to the Registration Statement (the "Operating
                                                                      ---------
     Partnership Agreement") has been duly and validly authorized, is in full
     ---------------------
     force and effect and is a valid and binding agreement of the parties thereto, enforceable in accordance with its terms;

               (xii) (A) each of the Subsidiaries has been duly organized and is validly existing under the laws of its jurisdiction of organization, with power and authority (corporate, partnership or other) to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Registration Statement and the Prospectus (B) and has been duly qualified to do business and is in good standing under the laws of each other jurisdiction in which it owns, leases or operates properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing, singly or in the aggregate with all other such failures, would not have a Material Adverse Effect; and all the outstanding shares of capital stock and Units of each Subsidiary of the Operating Partnership have been duly authorized and validly issued, are fully paid, and are owned by the Operating partnership, directly or indirectly, free and clear of all Liens except as otherwise described in the Registration Statement and the Prospectus;

               (xiii) this Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and, assuming due authorization, execution and delivery by the Underwriters, constitutes valid and binding agreements of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with their terms, subject to (a) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and in the discretion of the court before which any proceeding therefor may be brought;

               (xiv) the Securities have been approved for listing on the New York Stock Exchange ("NYSE"), subject only to official notice of issuance;
                           ----
               (xv) (A) the Securities have been duly authorized by the Company, as general partner of the Operating Partnership, and, when authenticated and delivered by the Trustee in accordance with the terms of the Indenture, and paid for by the Underwriters pursuant to this Agreement, such Securities will be valid and legally binding unsecured obligations of the Operating Partnership entitled to the benefit of the Indenture and enforceable against the Operating Partnership in accordance with their respective terms, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; (B) the Indenture has been duly qualified under the Trust Indenture Act and prior to the issuance of the Securities will be duly authorized, executed and delivered by the Company and the Operating Partnership, and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Company and the Operating Partnership, enforceable in accordance with its terms subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; (C) the Securities will conform, and the Indenture will conform, to the statements relating thereto contained in the Prospectus; and (D) the Securities are in the form contemplated by the Indenture;

               (xvi) (A) neither the Operating Partnership, the Company, nor any of the Subsidiaries is in violation of its partnership agreement, declaration of trust, certificate of incorporation or by-laws, as the case may be, and, except as disclosed in the Registration Statement and the Prospectus, neither the Operating Partnership, the Company, nor any of the Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of, or in default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its respective properties or assets is bound or affected, except for violations and defaults that, individually or in the aggregate, will not have a Material Adverse Effect; (B) the issuance and sale of the Securities by the Operating Partnership and the performance by the Operating Partnership of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Operating Partnership, the Company or any of the Subsidiaries is a party or by which the Operating Partnership, the Company or any of the Subsidiaries is bound or affected or to which any of the property or assets of the Operating Partnership, the Company or any of the Subsidiaries is subject, except for any such violation, conflict, breach or default that, individually or in the aggregate, would not have a Material Adverse Effect, or result in the creation or imposition of any material Lien upon any of the Properties, nor will any such action result in any violation of the provisions of its partnership agreement, declaration of trust, certificate of incorporation or by-laws, as the case may be, of the Operating Partnership, the Company or any of the Subsidiaries or any applicable law or statute or, except for such matters as would not result in a Material Adverse Effect, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Operating Partnership, the Company or any of the Subsidiaries or any of their respective properties;
     (C) and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company and the Operating Partnership of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations and qualifications as have been obtained under the Securities Act and as may be required under applicable state securities, real estate syndication or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (xvii) no material consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body or any other entity is required in connection with the offering, issuance or sale of the Securities hereunder except such as have been obtained under the Securities Act, the Exchange Act and the TIA and such as may be required under state securities, Blue Sky or real estate syndication laws or the by-laws, the corporate financing rule or the conflict of interests rule of the National Association of Securities Dealers, Inc. (the "NASD")
                                                                        ----
     in connection with the purchase and distribution by the Underwriters of the Securities or such as have been received prior to the date of this Agreement, and except for the filing of this Agreement and the

     Indenture with the Commission as exhibits to a Form 8-K, which the Company and the Operating Partnership agree to make in a timely manner;

              (xviii) other than as set forth or contemplated in the Registration Statement and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the knowledge of the Company or the Operating Partnership, threatened to which the Operating Partnership, the Company or any of the Subsidiaries is or may be a party or of which any property of the Operating Partnership, the Company or any of the Subsidiaries or any Property is or may be the subject, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and, to the knowledge of the Company and the Operating Partnership, no such proceedings are threatened or contemplated by governmental authorities or others;

               (xix) (A) no labor dispute with the employees of the Company, the Operating Partnership or any of the Subsidiaries exists or, to the knowledge of the Company or the Operating Partnership, is threatened that could reasonably be expected to have a Material Adverse Effect;

               (xx) (A) the Company is organized and operates in a manner so as to qualify as a real estate investment trust ("REIT") under Sections 856
                                                       ----
     through 860 of the Internal Revenue Code of 1986, as amended (the "Code"),
                                                                        ----
     and will timely and effectively elect to be taxed as a REIT under the Code commencing with the taxable year ending December 31, 1998 and (B) the Company, the Operating Partnership and the Subsidiaries intend to continue to qualify as a REIT for the foreseeable future;

               (xxi) the Operating Partnership, the Company, and each of the Subsidiaries possess such certificates, authorizations or permits issued by the appropriate federal, state, local or foreign regulatory agencies or bodies as are necessary to conduct the business now operated or proposed to be operated by each of them, except where the failure to obtain any such certificate, authorization or permit, individually or in the aggregate, would not have a Material Adverse Effect, and neither the Company, the Operating Partnership, nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, individually or in the aggregate, if the subject of an adverse decision, ruling or finding, would have a Material Adverse Effect;

               (xxii) (A) the Operating Partnership and the Subsidiaries hold good and marketable title to each of the Properties free and clear of all Liens, other than those which the Registration Statement and the Prospectus indicate affect the Properties and subject, however, to (1) utility easements serving such Properties, (2) Liens for taxes not due and payable,
     (3) zoning and similar governmental land use matters affecting such Properties that are consistent with the current uses of such Properties,
     (4) matters of title not adversely affecting the use, value or marketability of title to such Properties, (5) other statutory liens not due and payable and (6) liens that are not material in character, amount or extent and do not materially detract from the value or interfere with the use of the Properties or otherwise materially impair the business operations being conducted or proposed to be conducted thereon; (B) all Liens that are required to be disclosed in the Registration Statement and the Prospectus are disclosed therein; (C) none of the Company, the Operating Partnership, nor any of the Subsidiaries or, to the knowledge of the Company and the Operating Partnership, any other party to any lease relating to any Property is in default under any such lease and neither the Company nor the Operating Partnership is aware of any event that, with the giving of notice or the passage of time, or both, would constitute a default under any such lease, except in each case such defaults that, individually or in the aggregate, would not have a Material Adverse Effect;
     (D) each of the leases pursuant to which all or any portion of the Properties are demised is in full force and effect in all material respects and, except as set forth in the Registration Statement or the Prospectus, no tenant thereunder has a right of first refusal to purchase the premises demised thereunder; (E) neither the Company, the Operating Partnership nor any of the Subsidiaries party to any mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties is in default thereunder and neither the Company nor the Operating Partnership is aware of any event that, with the giving of notice or the passage of time, or both, would constitute a default under any such mortgage, document or agreement, except in each case such defaults that, individually or in the aggregate, would not have a Material Adverse Effect;
     (F) each of the Properties is in compliance with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations), except for such failures to comply that, individually or in the aggregate, would not have a Material Adverse Effect; (G) neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Properties, except such proceedings or actions that, individually or in the aggregate, would not have a Material Adverse Effect; and (H) any real property and buildings held under lease by the Operating Partnership, the Company or the Subsidiaries and described in the Prospectus are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Operating Partnership, the Company or the Subsidiaries, as the case may be;

               (xxiii) (A) except as disclosed in the Registration Statement and the Prospectus and except for activities, conditions, circumstances or other matters that, individually or in the aggregate, would not have a Material Adverse Effect, the Operating Partnership, the Company and the Subsidiaries have complied and are in compliance with all Environmental Laws (as hereinafter defined); (B) the Operating Partnership, the Company, and the Subsidiaries have not used, and have not permitted the use of, the Properties or any other real property owned or operated by any of them for activities or operations that involve the handling, use, processing, manufacturing, generating, producing, storing, refining, recycling, transporting, spilling, pumping, pouring, emitting, emptying, discharging, injecting, burying, leaching, dumping, disposing of or releasing into the environment or otherwise dealing with Hazardous Materials (as hereinafter defined), except for Hazardous Materials utilized in the ordinary course of maintaining such Properties or property, provided such use would not, in the ordinary course of business, give rise to liability under any Environmental Law; (C) except as disclosed in the Registration Statement and the Prospectus, neither the Company nor the Operating Partnership has knowledge of any seepage, leaking, escaping, leaching, discharging, injection, release, emission, spill, pumping, pouring, emptying, dumping or other release of Hazardous Materials into the environment relating to activities or operations at or from the Properties or any other real property owned or occupied by the Company including, without limitation any land or water on, at, under or adjacent to such Properties or property owned or operated by the Operating Partnership, the Company or the Subsidiaries or on, at, under or from land or water from which Hazardous Materials might seep, flow or drain into such land or water, except such as, individually or in the aggregate, would not have a Material Adverse Effect; (D) except as disclosed in the Registration Statement and the Prospectus, neither the Company, the Operating Partnership nor any of the Subsidiaries has received any notice of, and neither the Company nor the Operating Partnership has any knowledge of, any occurrence or circumstance that, with notice or passage of time or both, would give rise to a claim or liability under or pursuant to any Environmental Law except such as, individually or in the aggregate, would not have a Material Adverse Effect; and (E) none of the Properties are included or, to the knowledge of the Company or the Operating Partnership, proposed for inclusion on the National Priorities List issued by the United States Environmental Protection Agency (the "EPA") pursuant to CERCLA (as
                                           ---
     hereinafter defined) or on the Comprehensive Environmental Response, Compensation and Liability Information System list, and no such Property has otherwise been publicly identified by the EPA as a potential CERCLA site or to the knowledge of the Company included, or proposed for inclusion, on any list or inventory issued pursuant to any other Environmental Law or issued by any other governmental authority having or claiming jurisdiction under Environmental Laws or with respect to such Property.

               As used herein, "Hazardous Material" shall include, without
                                ------------------
     limitation, any and all substances, materials and wastes including, without limitation, asbestos, and petroleum products, constituents and wastes, regulated, pursuant to the common law or any federal, state or local environmental or worker health or safety law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et seq.
                                                                    -------
     ("CERCLA"), the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S)
       ------
     1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. (S)(S)
          -------
     9601 et seq., the Emergency Planning and Community Right-to-Know Act of
          -------
     1986, 42 U.S.C. (S)(S) 11001 et seq., the Toxic Substances Control Act, 15
                                  -------
     U.S.C. (S)(S) 2601 et seq., the Federal Insecticide, Fungicide and
                        -------
     Rodenticide Act, 7 U.S.C. (S)(S) 136 et seq., the Clean Air Act, 42 U.S.C.
                                          -------
     (S)(S) 7401 et seq., the Clean Water Act (Federal Water Pollution Control
     Act), 33

     U.S.C. (S)(S) 1251 et seq., the Safe Drinking Water Act, 42 U.S.C. (S)(S)
                        -------
     300f-300j-11, and the Occupational Safety and Health Act, 29 U.S.C. (S)(S)

     651 et seq., as any of the above statutes may have been amended from time
         -------
     to time, and in the regulations adopted and publications promulgated pursuant to each of the foregoing (the foregoing, collectively, "Environmental Laws");
      ------------- ----

               (xxiv) neither the Company, the Operating Partnership, any of the Subsidiaries nor any of their respective affiliates or related persons has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities;

               (xxv) neither the Company, the Operating Partnership nor any of the Subsidiaries is, or will after the Closing Date be, subject to registration as an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

               (xxvi) no relationship, direct or indirect, exists between or among the Company, the Operating Partnership or any of the Subsidiaries on the one hand, and the trustees, officers, shareholders, customers, clients, tenants or suppliers of the Company, the Operating Partnership or any of the Subsidiaries on the other hand, that is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described;

               (xxvii) the statements set forth in the Prospectus under the captions "Description of the Notes" and "Description of Debt Securities," insofar as they purport to constitute a summary of the terms of the Securities, and under the captions and "Selected Provisions of Maryland Law and of Cabot Trust's Declaration of Trust and Bylaws" and "Federal Income Tax Consequences," to the extent such statements purport to describe matters of law or regulation or constitute summaries of documents described therein, are accurate and complete in all material respects ;

               (xxviii)(A) the Company and/or the Operating Partnership has and will maintain property and casualty insurance in favor of the Company, the Operating Partnership and the Subsidiaries (as the case may be) with respect to each of the Properties, in an amount and on such terms as is reasonable and customary for businesses of the type conducted and proposed to be conducted by the Company, the Operating Partnership and the Subsidiaries; neither the Company, the Operating Partnership nor the Subsidiaries has received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such Properties;

               (xxix) each of the Company, the Operating Partnership and the Subsidiaries, as the case may be, has filed all material foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus;

               (xxx) the Operating Partnership is properly treated as a partnership for federal income tax purposes and not as a "publicly traded partnership";

               (xxxi) the Company and the Operating Partnership maintain systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets, financial and corporate books and records is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

               (xxxii) the Securities will have an investment grade rating from one or more nationally recognized statistical rating organizations as of the date hereof and as of the Closing Date as specified in Schedule I hereto;

               (xxxiii) (A) each employee benefit plan, within the meaning of
     Section 3(3) of ERISA, that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect; (B) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan; (C) for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

               (xxxiv) except as set forth in the Prospectus, each of the Company, the Operating Partnership and the Subsidiaries own or possess all patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures (collectively, the "Intellectual Property"))
                                               ---------------------
     necessary to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and the Registration Statement, except to the extent that the failure to own or possess such Intellectual Property would not have a Material Adverse Effect and, except as described in the Registration Statement and the Prospectus, neither the Company, the Operating Partnership, nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which, if accurate, would not have a Material Adverse Effect;

               (xxxv) each Property is served by all utilities necessary for its use and operation as currently used or proposed to be used and is accessible from a public road or right of way;

               (xxxvi) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Operating Partnership threatened by the Commission; and

               (xxxvii) The Company and the Operating Partnership will execute a

     Supplemental Indenture designating the series of debt securities to be offered and its related terms and provisions in accordance with the provisions of the Base Indenture.

               (b) Any certificate signed by or on behalf of the Company or the Operating Partnership and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Operating Partnership, as applicable, to each Underwriter as to matters covered therein .

               5. The Company and the Operating Partnership jointly and severally covenant and agree with the several Underwriters as follows:

               (a) in respect of the offering of the Securities, the Operating Partnership will (i) prepare a Prospectus Supplement setting forth the aggregate principal amount of Securities covered thereby and their terms not otherwise specified in the Basic Prospectus pursuant to which the Securities are being issued, the names of the Underwriters participating in the offering and the aggregate principal amount of Securities that each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Operating Partnership, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Underwriters and the Operating Partnership deem appropriate in connection with the offering of the Securities, (ii) file the Prospectus in a form approved by the Underwriters pursuant to Rule 424 under the Securities Act no later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities and (iii) furnish copies of the Prospectus to the Underwriters and to such dealers as the Underwriters shall specify in New York City, as soon as practicable (but in any event in sufficient time as to allow the Underwriters and such dealers to deliver such Prospectus prior to or simultaneously with confirmations of sale) after the date of this Agreement in such quantities as the Underwriters may reasonably request;

               (b) to deliver, at the expense of the Operating Partnership, to the Underwriters a total of six signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and, during the period mentioned in paragraph (f) below, to each of the Underwriters and to dealers effecting transactions in the Securities as many copies of the Prospectus (including all amendments and supplements thereto) as the Underwriters may reasonably request;

               (c) the Operating Partnership will furnish to the Underwriters without charge, as many copies of the exhibits and documents incorporated by reference in the Registration Statement as the Underwriters may reasonably request;

               (d) (i) at any time when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales of Securities, not to file any amendment to the Registration Statement or any Rule 462(B) Registration Statement or to make any amendment or supplement to the Prospectus, of which the Underwriters shall not previously have been advised or to which the Underwriters or counsel for the Underwriters shall reasonably object; and to prepare and file with the Commission, promptly upon the Underwriters' reasonable request, any amendment to the Registration Statement, Rule 462(B) Registration Statement, or amendment or supplement to the Prospectus that, in the opinion of counsel for the Underwriters, may be necessary in connection with the distribution of the Securities by the Underwriters, and to use its best efforts to cause the same to become promptly effective and (ii) if applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical in content to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;


               (e) to advise the Underwriters promptly, and to confirm such advice in writing, (i) when the Registration Statement shall have become or becomes effective, (ii) when any amendment to the Registration Statement shall have become effective, (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed and to furnish the Underwriters with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) of the occurrence of any event, within the period referenced in paragraph (f) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which such statements are made, not misleading, and (vii) of the receipt by the Company or the Operating Partnership of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its commercially reasonable best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of any order suspending any such qualification of the Securities, or notification of any such order thereof and, if issued, to use its commercially reasonable best efforts to obtain as soon as possible the withdrawal thereof;

               (f) if, during such period of time after the first date of the public offering of the Securities as in the reasonable opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances in which such statements are made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable federal and state securities law, to reasonably promptly prepare and furnish, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Operating Partnership) to which Securities may have been sold by the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will comply with applicable federal and state securities law; provided, however, that any amendments or supplements made
                     --------  -------
     more than one year after the first date of the public offering of the Securities shall be made at the expense of the Underwriters;

               (g) to use its commercially reasonable best efforts to qualify the Securities for offer and sale under the securities or Blue Sky and real estate syndication laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including commercially reasonable fees and disbursements of counsel to the Underwriters) incurred in connection with such qualification; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any jurisdiction, and provided, further, that all
                                                    --------
     fees and expenses incurred in connection with qualifying the Securities for offer and sale after the first anniversary of the public offering of such Securities shall be paid by the Underwriters;

               (h) to make generally available to its security holders and to the Underwriters, as soon as practicable, an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Operating Partnership occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(A) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

               (i) for such period as the Securities remain outstanding, to furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of the Securities and copies of any reports and financial statements furnished to or filed with the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or any national securities exchange;
      ----

               (j) during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales of the Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act;

               (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company and the Operating Partnership hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Securities, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any Preliminary Prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Securities under the applicable securities laws of such jurisdictions as the Underwriters may reasonably designate (including reasonable fees of counsel for the Underwriters and its reasonable disbursements in connection therewith),
     (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any required filing with, and review by, the NASD,
     (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, all other agreements relating to underwriting and syndication arrangements and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) any expenses incurred by the Company or the Operating Partnership in connection with a "road show" presentation to potential investors and
     (viii) the cost and charges of any transfer agent and any registrar;

               (l) the Operating Partnership will use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus Supplement under the caption "Use of Proceeds";

               (m) the Company and the Operating Partnership will use their reasonable best efforts to effect the listing of the Securities on the NYSE;

               (n) the Company and the Operating Partnership will use their best efforts to do and perform all things required to be done and performed under this Agreement by the Company and the Operating Partnership prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities;

               (o) the Company will use its best efforts to continue to qualify as a REIT under the Code unless the Company determines that it is no longer in its best interests to be so qualified;

               (p) to take all reasonable action necessary to enable Duff & Phelps Credit Rating Co., (Duff & Phelps"), Moody's Investors Service, Inc.
                                -------------
     ("Moody's"), and Standard Poor's Corporation ("S&P") to provide their
       -------                                      ---
     respective credit ratings of the Securities, as specified in Schedule I hereto.

               6. The several obligations of the Underwriters hereunder to purchase the Securities on the Closing Date are subject to the performance by the Company and the Operating Partnership of their respective obligations hereunder and to the following additional conditions:

               (a) (i) (A) the Registration Statement (excluding the Rule 462 Registration Statement) shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof, (B) if the Company has elected to rely on Rule 462(B), the Rule 462 Registration Statement shall have become effective not later than 10:00 P.M., New York City time, on the date hereof, and (C) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; (ii) the Prospectus shall have been filed with the Commission pursuant to Rule 424(B) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(A) hereof; and (iii) all requests for additional information by the Commission shall have been complied with to the reasonable satisfaction of the Underwriters;

               (b) the representations and warranties of the Company and the Operating Partnership contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company and the Operating Partnership shall have complied with all agreements and all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

               (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or the Operating Partnership by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(G)(2) under the Securities Act;

               (d) (i) since the respective dates as of which information is given in the Prospectus and as of the Closing Date, there shall not have been any change in the capital shares or long-term debt of the Company or the Operating Partnership and there shall not have occurred any Material Adverse Change or any Prospective Material Adverse Change, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus, the effect of which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the Closing Date, on the terms and in the manner contemplated in the Prospectus and (ii) neither the Company, the Operating Partnership, nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

               (e) the Underwriters shall have received on and as of the Closing Date, a certificate of an executive officer of the Company with specific knowledge about the Company's financial matters reasonably satisfactory to the Underwriters to the effect set forth in subsections (a) through (d) (with respect to the respective representations, warranties, agreements and conditions of the Company and the Operating Partnership) of this Section 6;

               (f) Mayer, Brown & Platt, counsel for the Company and the Operating Partnership, shall have furnished to the Underwriters its written opinion addressed to the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

               (i) the Company is a duly organized and validly existing real estate investment trust in good standing under the laws of the State of Maryland, with power and authority to own, lease and operate its properties, to conduct the businesses in which it is engaged and proposes to engage, as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and the Indenture;

               (ii) the Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage, as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and the Indenture;

               (iii) each Subsidiary of the Operating Partnership set forth on Exhibit A hereto has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization with power and authority (corporate, partnership or other, as applicable) to own, lease and operate its properties and to conduct its business as described in the Prospectus; and all of the issued shares of capital stock, Units or other partnership interests of each Subsidiary of the Operating Partnership have been duly and validly authorized and issued, are fully paid and, with respect to Subsidiaries that are corporations, nonassessable, and (except as otherwise set forth in the Prospectus) are owned of record directly or indirectly by the Operating Partnership, and, to the best of such counsel's knowledge, free and clear of all Liens;

               (iv) each of the Company, the Operating Partnership and the Subsidiaries has been duly qualified for the transaction of business and is in good standing under the laws of each jurisdiction in which such qualification or good standing is required, based on its ownership or leasing of property or the conduct of its business, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

               (v) other than as set forth or contemplated in the Registration Statement and the Prospectus, to such counsel's knowledge (but without independent investigation), there are no legal or governmental investigations, actions, suits or proceedings pending or threatened to which the Company, the Operating Partnership or any of the Subsidiaries is or may be a party or to which any property of the Company, the Operating Partnership, the Subsidiaries, or any Property is or may be the subject that, if determined adversely to the Company, the Operating Partnership or any Subsidiary, individually or in the aggregate, would have a Material Adverse Effect;

               (vi) such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Prospectus that are not so filed or described as required;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and is a valid, binding agreement thereof enforceable against each such party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as rights to indemnity hereunder may be limited by applicable law;

               (viii) the Registration Statement is effective under the
             Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission;

               (ix) the Registration Statement at the time it became effective and the Prospectus and any amendments or supplements thereto (in each case, other than the Form T-1 and the financial statements, supporting schedules and other financial data included therein, as to which such counsel need not express any opinion) as of the date hereof and as of the Closing Date complied as to form in all material respects with the requirements of the Securities Act;

               (x) to the best of such counsel's knowledge, neither the Operating Partnership, the Company, nor any of the Subsidiaries is in violation of its partnership agreement, declaration of trust, certificate of incorporation or by-laws, as the case may be, and, except as disclosed in the Prospectus, neither the Company, the Operating Partnership nor any of the Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of, or in default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, joint venture or partnership agreement or other agreement or instrument known to such counsel to which the Company, the Operating Partnership or any of the Subsidiaries is a party or by which it or any of them is bound or affected or to which any of the Properties or any other properties or assets of the Company, the Operating Partnership or any of the Subsidiaries is bound, except for any such violations and defaults as would, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect on the Company or the Operating Partnership; the issuance and sale of the Securities by the Operating Partnership and the performance by the Company and the Operating Partnership of their obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or, with the giving of notice or lapse of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument, known to such counsel, to which the Operating Partnership, the Company or any of its Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or affected to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violations of any applicable law, statute or regulation, or any administrative or court decree or order or rule, known to such counsel, of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any of the Subsidiaries or any of their respective properties except for any such violation, conflict, breach or default that, individually or in the aggregate, would not have a Material Adverse Effect, or result in the creation or imposition of any material Lien upon any of the Properties, nor will any such action result in any violation of the provisions of the partnership agreement, declaration of trust, certificate of incorporation or by-laws, as the case may be, of the Operating Partnership, the Company or any of the Subsidiaries;

               (xi) no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Company and the Operating

             Partnership of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations and qualifications as have been obtained under the Securities Act and as may be required under applicable state securities, real estate syndication or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and such additional steps as may be required by or with the NASD;

             (xii) to the best of such counsel's knowledge, no person has any right to require the Company to include any securities owned by such person in the securities registered pursuant to the Registration Statement;

             (xiii) the statements in the Prospectus under the captions "Risk Factors--Provisions of our Declaration of Trust and Bylaws, and our Shareholder Rights Plan, may discourage acquisition proposals and attempts to change our Board of Trustees" "--We would incur adverse tax consequences if we fail to qualify as a REIT," "--Our business consists primarily of acquiring and operating real estate and is therefore subject to real estate investment and operating risks--We may incur significant environmental remediation costs or liabilities," "--Our business consists primarily of acquiring and operating real estate and is therefor subject to real estate investment and operating risks--We may be adversely affected by changes in laws," "--There are potential conflicts of interest in our operations--Our duties to our shareholders may conflict with our duties to the partners of Cabot L.P.," "--There are potential conflicts of interest in our operations--We have significant shareholders who could control our operations," "We are subject to real estate financing risks--Rising interest rates will generally increase our borrowing costs" "Federal Income Tax Consequences," "Description Debt Securities"; and "Selected Provisions of Maryland Law and Cabot Trust's Declaration of Trust and Bylaws," insofar as such statements constitute a summary of the legal matters, legal conclusions, documents or proceedings referred to therein, are accurate in all material respects;

             (xiv) neither the Company, the Operating Partnership nor any of the Subsidiaries is, or will after giving effect to the offering of the

             Securities be subject to registration as, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

             (xv) the Securities have been approved for listing on the NYSE, subject only to official notice of issuance;

             (xvi) each of the Underwriters will receive valid title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities created by the Company, the Operating Partnership and any Subsidiary if the Underwriters acquire such Securities in good faith and without notice of any such security interests, mortgages, pledges, liens, encumbrances, claims or equities;

             (xvii) the partnership agreement of each of the Operating Partnership and of each Subsidiary that is a partnership has been duly authorized, validly executed and delivered by each of the Company, the Operating Partnership and the respective Subsidiaries, to the extent they are parties thereto, and is valid, legally binding and enforceable in accordance with its terms;

             (xviii) the issuance of the Securities has been duly authorized by the Company on behalf of the Operating Partnership, and when executed and authenticated by the Trustee in accordance with the terms of the Indenture, and delivered to, and paid for by, the Underwriters in accordance with the terms of this Agreement, such Securities will constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits provided for in the Indenture, enforceable against the Operating Partnership in accordance with their terms, subject to (a) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and
             (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and in the discretion of the court before which any proceeding therefor may be brought;

             (xix) (A) the Base Indenture and the Supplemental Indenture have each been duly and validly authorized, executed and delivered by the Company and the Operating Partnership and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding agreement of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, subject to (a) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and in the discretion of the court before which any proceeding therefor may be brought, and (B) the Indenture has been duly qualified under the TIA;

             (xx) the Indenture and the Securities conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus under the captions "Description of Debt Securities" and "Description of the Notes," respectively;

             (xxi) the Registration Statement has been declared effective under the Securities Act and the Indenture has been qualified under the TIA, the Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period prescribed by Rule 424 and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or the Prospectus has been issued and no proceeding for that purpose is pending or threatened by the Commission;

             (xxii) the documents filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein and other financial data, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

             (xxiii) the Company and the Operating Partnership satisfy all conditions and requirements for filing the Registration Statement on Form S-3 under the Act.

               Such opinion shall also contain a statement that no information has come to the attention of such counsel that causes such counsel to believe that the Registration Statement (other than the financial statements, supporting schedules and other financial data included therein, as to which such counsel need not express any belief), including the documents incorporated therein by reference, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended and supplemented, if applicable, as of the date hereof and as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               In addition, Mayer, Brown & Platt shall reconfirm the opinion filed as Exhibit 8 to the Registration Statement as of the date hereof and permit the Underwriters to rely on such opinion as if it were addressed to the Underwriters.

               In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of the state of Maryland on an opinion of Ballard Spahr Andrews & Ingersoll, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates or statements of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting corporate existence or good standing. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are reasonably justified in relying thereon;

               (g) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment, if any, to the Registration Statement, and also on the Closing Date, each of Arthur Andersen LLP, KPMG LLP and PricewaterhouseCoopers shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, including statements with respect to a review in accordance with SAS 71 of any interim financial information contained in the Registration Statement and the Prospectus;

               (h) the Underwriters shall have received on and as of the Closing Date an opinion addressed to the Underwriters of Cahill Gordon & Reindel, counsel to the Underwriters, with respect to the due authorization and valid issuance of the Securities, the Registration Statement, the Prospectus and such other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; in rendering such opinion, such counsel may rely as to matters involving the application of the laws of the state of Maryland on an opinion of Ballard Spahr Andrews & Ingersoll;

               (i) the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance;

               (j) on or prior to the Closing Date, the Company shall have furnished to the Underwriters such further certificates and documents as the Underwriters shall reasonably request; and

               (k) at the Closing Date, the Securities shall have the ratings accorded by any "nationally recognized statistical organization," as defined by the Commission for purposes of Rule 436(G)(2) under the Act as specified in Schedule I hereto, and the Operating Partnership shall have delivered to J.P. Morgan Securities Inc. a letter, dated as of such date, from each such rating organization, or other evidence satisfactory J.P. Morgan Securities Inc., confirming that the Securities have such ratings. Since the date hereof, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's securities or the Operating Partnership's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's securities or the Operating Partnership's other securities.

          7. The Company and the Operating Partnership agree, jointly and severally, to indemnify and hold harmless each Underwriter, its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company or the Operating Partnership shall have furnished any amendments or supplements thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company or the Operating Partnership in writing by such Underwriter through the Underwrite rs expressly for use therein; provided, however, that neither the Company nor the Operating Partnership shall
--------  -------
be liable to any Underwriter under this paragraph of Section 7 to the extent that any such loss, claim, damage or liability results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, a Preliminary Prospectus if (i) such untrue statement or omission was completely corrected in the Prospectus prior to the written confirmation of the sale of the Securities giving rise to such liability, (ii) such Underwriter sold Securities to the person alleging such loss, claim, damage or liability without sending or giving the Prospectus at or prior to the written confirmation of the sale of the Securities giving rise to such liability, (iii) the Company or the Operating Partnership had furnished copies of the Prospectus to such Underwriter prior to the written confirmation of the sale of the Securities giving rise to such liability and (iv) such Underwriter would not have been subject to such liability if it had delivered the Prospectus to such person at or prior to the written confirmation of such sale.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its trustees, its officers who sign the Registration Statement, the Operating Partnership and each person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Operating Partnership to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Underwriters expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any Preliminary Prospectus.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceeding paragraphs, such person (the "Indemnified Person") shall promptly
                                             ------------------
notify the person or persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Person, upon request of
 -------------------
the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) such Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include an Indemnifying Person and an Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc., and any such separate firm for the Company, its directors, its officers who sign the Registration Statement, the Operating Partnership and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such Indemnifying Person of the aforesaid request, (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement and (iii) such Indemnified Person shall not have received actual notice in writing that such Indemnifying Person is contesting such request. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering and sale of the Securities (before deducting expenses) received by the Company and the Operating Partnership and the total underwriting discounts received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus. The relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership, on the one hand, or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Each of the Company, the Operating Partnership and the Underwriters agrees that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were
                             --------
treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately proceeding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(F) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Securities set forth opposite their names in
Schedule I hereto, and not joint.

          The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Operating Partnership set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors, the Operating Partnership or any other person controlling the Company or the Operating Partnership and (iii) acceptance of and payment for any of the Securities.

          8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Underwriters, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market, (ii) trading of any securities of or guaranteed by the Company or the Operating Partnership shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and that, in the judgment of the Underwriters, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

          9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

          If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date by all Underwriters, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Underwriters may specify, to purchase the Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that
      --------
any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of the principal amount of Securities that such Underwriter is obligated to purchase on such date hereunder without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements reasonably satisfactory to the Underwriters, the Company and the Operating Partnership for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Operating

Partnership. In any such case either the Underwriters or the Operating Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Operating Partnership to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Operating Partnership shall be unable to perform their respective obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, each of the Company and the Operating Partnership agrees, jointly and severally, to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of their counsel) incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

         11. Any action by the Underwriters hereunder may be taken by the Underwriters jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Underwriters jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (Facsimile: (212) 648-
5705), Attention: Syndicate Department, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York, 10005, Attention Gerald S. Tanenbaum, Esq. Notices to the Company or the Operating Partnership shall be given c/o the Company at Two Center Plaza, Suite 200, Boston, Massachusetts 02108 (Facsimile:
(617) 723-0896); Attention: Robert E. Patterson, President, with a copy to Mayer, Brown & Platt, 350 South Grand Avenue, Los Angeles, California 90071-1503, Attention: James R. Walther, Esq.

         12. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Operating Partnership and any controlling person referred to herein and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         14. Any obligation or liability whatsoever of the Company or of the Operating Partnership that may arise at any time under this Agreement or any obligation or liability that may be incurred by either of them pursuant to any other instrument, transaction or undertaking contemplated hereby, shall be satisfied, if at all, out of the Company's or the Operating Partnership's assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any shareholder, partner, trustee, officer, employee or agent of either of the Company or the Operating Partnership, regardless of whether such obligation or liability is in the nature of contract, tort, or otherwise.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                     -S1-

          If the foregoing is in accordance with your understanding, please sign and return ten counterparts hereof.

                              Very truly yours,

                              CABOT INDUSTRIAL TRUST

                              By:
                                 ----------------------------------
                                  Name:
                                  Title:

                              CABOT INDUSTRIAL PROPERTIES, L.P.

                              By:   Cabot Industrial Trust,
                                     General Partner

                              By:
                                 ----------------------------------
                                  Name:
                                  Title:

Accepted:

J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER
 & SMITH INCORPORATED
PNC CAPITAL MARKETS, INC.
PRUDENTIAL SECURITIES
 INCORPORATED
SALOMON SMITH BARNEY INC.

By: J.P. MORGAN SECURITIES INC.

By:
   --------------------------------
    Name:
    Title:

                                                            SCHEDULE I

Underwriters:                          J.P. Morgan Securities Inc.
                                       Goldman, Sachs & Co.
                                       Merrill Lynch, Pierce, Fenner
                                        & Smith Incorporated
                                       PNC Capital Markets, Inc.
                                       Prudential Securities Incorporated
                                       Salomon Smith Barney Inc.

Underwriting Agreement dated:          [            ], 1999

Registration Statement No.:            333-71585

Title of Securities:                   [            ]% Reedemable Notes due
                                       20[ ] (the "Notes")

Aggregate principal amount:            $

Price to Public:                       [       ]%

Purchase Price:                        [       ]%

Underwriting Discount:                 [       ]%

Indenture:                             Indenture to be dated as of [          ]
                                       1999, as supplemented, by supplemental
                                       indenture No. 1 to be dated
                                       [            ], 1999, each between the
                                       Company and the Operating Partnership
                                       and the Trustee.

Maturity:                              [           ], 20[  ]

Interest Rate:                         [    ]%

Interest Payment Dates:                Payable semi-annually on [        ] and
                                       [       ] of each year, commencing
                                       [         ], 1999.

Optional Redemption                    The Notes are redeemable at any time at
Provisions:                            the option of the Operating Partnership,
                                       in whole or in part, at the redemption
                                       prices set forth in the Prospectus
                                       Supplement.

Sinking Fund Provisions:             None

Defeasance Provisions:               Standard defeasance and covenant defeasance
                                     provisions.

Ratings:                             Duff & Phelps: BBB
                                     Moody's: (P)Baa2
                                     S&P: BBB-

Lockup Provisions:                   None

Other Provisions:                    [           ]

Closing Date and
Time of Delivery:                    [           ], 1999, [     ] A.M.

Closing Location:                    Mayer, Brown & Platt
                                     1675 Broadway
                                     New York, NY  10019

                                                                     SCHEDULE II

                                                     Principal Amount of Notes
Underwriters                                         To Be Purchased

J.P. Morgan Securities Inc. .....................              $
Goldman, Sachs & Co .............................
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated .........................
PNC Capital Markets, Inc ........................
Prudential Securities Incorporated ..............
Salomon Smith Barney Inc ........................   ----------------------------
         Total                                                 $
                                                    ============================

                                                                       EXHIBIT A
                                                                       ---------

                                  Subsidiaries
                                  ------------
                     [To be updated by Mayer Brown & Platt]

                              Cabot Advisors, Inc.
                              Bristol Property LLC
                             Guilford Property LLC
                             Fontana Property 6 LLC
                             Fontana Property 7 LLC
                             Linthicum Property LLC
                        The Meadows Business Center LLC
                          Rowland Street Holdings, LLC
                        San Fernando Road Holdings, LLC
                          Cabot Industrial Members LLC
                  Annapolis Junction Land Limited Partnership
                      BWI Warehouse #4 Limited Partnership
                            GR-6 Limited Partnership
                            GR-7 Limited Partnership
                            Port Capital Center LLP
                 West Nursery Land Holding Limited Partnership